Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Act, the undersigned hereby agree (i) to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, $0.001 par value per share, of FBR Capital Markets Corporation and (ii) that this Joint Filing Agreement be included as an exhibit to such joint filing, provided that, as contemplated by Section 13d-1(k)(ii) of the Act, no person shall be responsible for the completeness and accuracy of the information concerning the other person making the filing unless such person knows or has reason to believe such information is inaccurate.

In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this October 29, 2009.

This Exhibit may be executed in two or more counterparts, any one of which need not contain the signature of more than one party, but all such parties taken together will constitute part of this Exhibit.

(1)	Forest Holdings LLC
c/o Crestview, LLC
667 Madison Avenue
New York, New York 10065

(2)	Crestview Partners, L.P.
c/o Crestview, LLC
667 Madison Avenue
New York, New York 10065

(3)	Crestview Partners (PF), L.P.
c/o Crestview, LLC
667 Madison Avenue
New York, New York 10065

(4)	Crestview Holdings (TE), L.P.
c/o Crestview, LLC
667 Madison Avenue
New York, New York 10065

(5)	Crestview Offshore Holdings (Cayman), L.P.
c/o Crestview, LLC
667 Madison Avenue
New York, New York 10065

(6)	Crestview Partners GP, L.P.
c/o Crestview, LLC
667 Madison Avenue
New York, New York 10065

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Issuer & Ticker Symbol: FBR Capital Markets Corporation (FBCM)

Date of Event Requiring Statement: 10/23/2009

Forest Holdings LLC

By:	Crestview Partners, L.P., as Member
By: Crestview Partners GP, L.P, as General Partner
By: Crestview, LLC., as General Partner

By:	/s/ Barry S. Volpert
Name: Barry S. Volpert

Crestview Partners, L.P.
Crestview Partners (PF), L.P.
Crestview Holdings (TE), L.P.
Crestview Offshore Holdings (Cayman), L.P.

By:	Crestview Partners GP, L.P, as General Partner
By: Crestview, LLC, as General Partner

By:	/s/ Barry S. Volpert
Name: Barry S. Volpert

Crestview Partners GP, L.P.

By:	Crestview, LLC, as General Partner

By:	/s/ Barry S. Volpert
Name: Barry S. Volpert

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